SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of Earliest Event Reported):  July 2, 1996

                             NYNEX CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)

                                  DELAWARE
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               (State or Other Jurisdiction of Incorporation)

            1-8608                                     13-3180909
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

         1095 Avenue of the Americas
              New York, New York                               10036
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (212) 395-2121
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            (Registrant's Telephone Number, Including Area Code)


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       (Former Name or Former Address, if Changed Since Last Report)

     ITEM 5.   OTHER EVENTS

               NYNEX Corporation entered into an Amended and Restated Agreement and Plan of Merger ("Merger Agreement"), dated as of April 21, 1996, as amended and restated as of July 2, 1996, by and between NYNEX Corporation, a Delaware corporation ("NYNEX"), and Bell Atlantic Corporation, a Delaware corporation ("Bell Atlantic"). Reference is made to the Merger Agreement, which is attached as Exhibit 2 and is incorporated herein by reference.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)       Exhibits

     2 Amended and Restated Agreement and Plan of Merger, dated as of April 21, 1996, as amended and restated as of July 2, 1996, by and between NYNEX Corporation and Bell Atlantic Corporation.


                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NYNEX Corporation



     Date:  July 3, 1996           /s/  Frederic V. Salerno
                                   ----------------------------------------
                                        By: Frederic V. Salerno
                                        Vice Chairman and
                                        Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit No.              Description
     -----------              -----------
          2                   Amended and Restated Agreement and Plan of
                              Merger, dated as of April 21, 1996, as
                              amended and restated as of July 2, 1996, by and between NYNEX Corporation and Bell
                              Atlantic Corporation.







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